Exhibit 99.2

1 Earnings Call 3Q2019 Tuesday, October 29, 2019

2 2 Forward Looking Statements Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and South State Corporation (“South State”). Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,”“believes,”“will,”“intends,”“estimates,”“strategy,”“plan,”“could,”“potential,”“possible”andvariationsofsuchwordsandsim ilar expressions are intended to identify such forward-looking statements. South State cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipatedresults.Suchrisks,uncertaintiesandassumptions,include,amongothers,thefollowing:(1)economicdownturnrisk,potentiallyre sulting in deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) increased expenses, loss of revenues, and increased regulatory scrutiny associated with our total assets having exceeded $10.0 billion; (3) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (4) ownership dilution risk associated with potential acquisitions in which South State’s stock may be issued as consideration for an acquired company; (5) potential deterioration in real estate values; (6) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the Tax Cuts and Jobs Act) and the resulting impact, including as a result of compression to net interest margin; (7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed underthetermsofanyloan- related document; (8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity; (9) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the recently enacted Tax Cuts and Jobs Act, the Consumer Financial Protection Bureau rules and regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (15) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (16) reputation risk that adversely affects earnings or capital arising from negative public opinion; (17) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (18) cybersecurity risk related to the dependence of South State on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (19) greater than expected noninterest expenses; (20) noninterest income risk resulting from the effect of regulations that prohibit financial institutions from charging consumer fees for paying overdrafts on ATM and one-time debit card transactions, unless the consumer consents or opts-in to the overdraft service for those types of transactions; (21) excessive loan losses; (22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, and potential difficulties in maintaining relationships with key personnel; (24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State; (25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; (26)operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisition, whether involving stock or cash consideration; and (27) other risks and uncertainties disclosed in South State’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements. All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

3 3 Loan Growth 5 - 10% Expense Growth 0 - 3% Efficiency Ratio 56 - 57% Capital TCE / TA 8-9% Dividend Payout Range 30 – 35% Longer-term Targets ROTCE 16 - 18%

4 4 3Q 19 Highlights *Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses and securities gains or losses. GAAP Adjusted* Net Income (millions) $51.56 $51.22 EPS $1.50 $1.49 Return on Average Assets 1.31% 1.30% Return on Average Tangible Equity 16.62 16.51 Efficiency Ratio 58.40 58.40

5 5 Net Interest Margin 4.04% 3.98% 3.92% 3.82% 3.73% $115.6 $116.5 $114.1 $118.0 $119.3 $128.3 $126.4 $123.3 $127.2 $127.4 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Net Interest Margin NII - Excluding Accretion Net Interest Income Dollars in millions

6 6 Average Interest Earning Assets Dollars in millions Quarterly Averages Assets % of Earning Assets 2Q 19 % of Earning Assets 3Q 19 Change Short-Term Investments 4.5% $ 602 3.6% $ 492 $ (110) Investment Securities 12.1 1,621 13.4 1,820 199 Loans – Acquired 20.1 2,695 18.2 2,471 (224) Loans – Non-acquired 63.1 8,463 64.4 8,754 291 Loans 83.2 $ 11,158 82.6 $ 11,225 $ 67 Loans Held for Sale 0.2 34 0.4 59 25 Total Interest Earning Assets $ 13,415 $ 13,596 $ 181

7 7 Dollars in millions Accretable Yield 17.9% 12.5% 10.3% 6.1% 5.4% 5% 10% 15% 20% 3Q15 1Q16 3Q16 1Q17 3Q17 1Q18 3Q18 1Q19 3Q19 Accretion / Total Interest Income 3Q 2019 (Yields Annualized) Income Statement Contractual Interest Accretion Total Income Contractual Yield Total Yield Acquired Credit Impaired $6.3 $5.4 $11.7 5.49% 11.50% Acquired Non-Credit Impaired 25.0 2.7 27.7 4.74% 5.31% Total $31.3 $8.1 $39.4 4.87% 6.32% Acquired Credit Impaired $7.1 $5.9 $13.0 5.76% 12.02% Acquired Non-Credit Impaired 27.7 3.2 30.9 4.85% 5.48% Total $34.8 $9.1 $43.9 5.01% 6.54% 2Q 2019

8 8 Acquired Loan Portfolio (A) Represents total loan discount made up of $9.9 million credit mark ($15.3 million total non-accretable difference less $5.4 million interest portion of non-accretable difference) and a non-credit discount of $39.2 million (B) Represents cash flows of principal totaling $39.2 million and interest totaling $50.9 million that are expected to be received in future periods and will be recognized as interest income Dollars in millions As of September 30, 2019 Acquired Loans UPB Discount Carrying Value Accretable Yield / Disc Credit Impaired $ 439.8 (A) ($49.1) $ 390.7 (B) $90.1 Non-Credit Impaired 1,989.8 (24.2) 1,965.6 24.2 Total $ 2,429.6 ($73.3) $ 2,356.3 $114.3

9 9 3rd Quarter 2019 Highlights In millions; * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses and Pension Plan termination.

10 10 3rd Quarter 2019 Highlights Noninterest Expense 2Q 2019 3Q 2019 Net Change Salaries and Benefits 58.6 $ 59.6 $ 1.0 $ Information services expense 8.7 8.9 0.2 OREO and loan related expense 0.9 0.6 (0.3) Net occupancy expense & FFE 11.8 11.8 0.0 FDIC assessment & regulatory chgs 1.4 0.2 (1.2) Bankcard expense 0.7 0.5 (0.2) Amortization of intangibles 3.3 3.3 0.0 Professional fees & marketing 3.7 3.5 (0.2) Business development and staff related 2.2 2.0 (0.2) Other 6.5 6.0 (0.5) Total Adjusted* Noninterest Expense 97.8 $ 96.4 $ (1.4) $ Branch consolidation & other one-time costs 11.6 0.0 (11.6) Total Noninterest Expense 109.4 $ 96.4 $ (13.0) $ In millions; * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses and Pension Plan termination.

11 11 62.3% 59.4% 63.2% 66.9% 58.4% 59.5% 59.4% 62.5% 59.8% 58.4% 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19 Efficiency Ratio Adjusted* Efficiency Ratio Efficiency Ratio * Adjusted is a Non-GAAP financial measure that excludes the impact of branch consolidation, merger related expenses, and securities gains or losses and Pension Plan termination.

12 12 Tangible Book Value $35.37 $36.30 $37.15 $37.85 $38.20 $32.00 $34.00 $36.00 $38.00 $40.00 3Q 18 4Q 18 1Q 19 2Q 19 3Q 19

13 13 Share Repurchase Activity 1Q19 • 500,000 shares • $66.53 per share average • $33.3 million 2Q19 • 641,200 shares • $73.13 per share average • $46.9 million 3Q19 • 858,800 shares • $75.08 per share average • $64.5 million 4Q19 to date • 165,000 shares • $74.88 per share average • $12.4 million 2019 Total • 2,165,000 shares • $72.52 per share average • $157.0 million 2019 - Forward • 835,000 shares available for repurchase